Exhibit 99.1

FOR IMMEDIATE RELEASE

Financial Contact:	Press Contact:
Krishna Shankar Head of Investor Relations Phone: (408) 574-6995 E-mail: krishna.shankar@idt.com	Krista Pavlakos IDT Director, Communications Phone: (408) 574-6640 E-mail: krista.pavlakos@idt.com

IDT REPORTS FISCAL 2019 Q1 FINANCIAL RESULTS
Q1 FY19 Revenue of $228.5 M
Q1 FY19 GAAP Diluted EPS of $0.23
Q1 FY19 Non-GAAP Diluted EPS of $0.44

SAN JOSE, Calif., July 30, 2018 - Integrated Device Technology, Inc. (IDT®) (NASDAQ: IDTI) today announced results for the fiscal first quarter 2019, ended July 1, 2018.

“First quarter fiscal 2019 revenues totaled $228.5 million, 16 percent higher than the year ago period. Strength in the quarter was driven by diversified growth in our target end markets. Going forward, our growth outlook remains robust and we expect improving margins driven by new products and higher operating efficiencies” said Greg Waters, President and Chief Executive Officer.

Recent Business Highlights - Datacenter/HPC & Communications Infrastructure

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IDT is extending its leadership in PCI Express solutions with the introduction of two new Gen4 timing families, the IDT® PhiClock™ clock generator family and the enhanced IDT 9Z family of high-performance clock buffers. Both families offer substantial performance upgrades and satisfy upcoming Gen5 PCIe requirements and meet or exceed the most stringent customer performance, power and board space requirements.  These latest devices are another example of IDT's long leadership in PCIe timing and are ideal for our customers creating next-generation data center and networking solutions based on PCIe Gen4, including servers, SSDs, NICs, FPGA and GPU-based accelerator cards, and Ethernet and optical modules.

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IDT introduced a Synchronous Ethernet timing solution for 4G/5G mobile networks using Marvell's Alaska X family of devices. Synchronous Ethernet (SyncE) timing provides the ability for frequency distribution and synchronization over Ethernet-based packet networks. SyncE helps service providers meet the challenges of increasing bandwidth, coverage and mobile services which require high-accuracy synchronization. The combined IDT timing and -Marvell SyncE PHY layer platform allows customers to build high-performance Ethernet solutions that support the high-accuracy time synchronization required by today's demanding 4G/5G application services.

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IDT’s new mm-wave beam forming RF solutions are seeing strong adoption momentum in both the 5G wireless infrastructure market and the satellite communications market and commencement of initial production revenues ahead of our schedule. Several customers will begin shipping satellilte communications systems and massive MIMO antenna base stations using IDT mm-wave chips during the second half of this fiscal year.

Recent Business Highlights - Auto and Industrial

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IDT announced that its customer Senseonics received FDA approval for its  Eversense Continuous Glucose Monitoring (CGM) system for diabetes care. The Eversense System consists of an implantable, fluorescence-based sensor, a smart transmitter worn over the sensor to facilitate data communication, and a mobile app.  The system is the first and only CGM system to feature an implantable glucose sensor and provide long-term continuous monitoring for up to three months. An IDT signal processing chip with software and algorithms is the “heart” of the implantable sensor platform that measures glucose levels.

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IDT expanded its sensor solutions into the IoT marketplace by releasing the latest SensorShare™ software platform, which enables networked sensors and supports sensor deployments via cloud service providers who can offer “Sensing-as-a-Service”. The latest release of IDT's ZWIR45xx 6LoWPAN sensor hub module comes with this new firmware as a standard royalty-free offering. It offers a compelling alternative to LoRa- and Zigbee-based solutions available in the market today.

•
 IDT launched its new ZMOD™ family of integrated gas sensors that offer best-in-class stability and sensitivity for measuring volatile organic compound (VOC) gases. These sensors are ideal for indoor air quality applications, including smart thermostats, air purifiers, smart HVAC equipment and other "smart home" devices. These sensors possess an ideal mix of features, performance, software programmability for integrating new sensing capabilities, stability and reliability, enabling a new generation of environmental sensor applications ranging from industrial and appliance applications to IoT and smart home devices.

Recent Business Highlights - Consumer

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IDT announced that the latest IDT® wireless charging chipset is used in the Sony Mobile Xperia XZ2 smartphone and associated WCH20 wireless charging dock for effortless and convenient charging based on the Wireless Power Consortium (WPC) Qi® charging protocol. Sony Mobile is the latest major smartphone maker to adopt IDT wireless charging for a convenient, reliable, high-speed, wire-like effortless charging experience based on the WPC Qi EPP standard. IDT is the global leader in wireless power solutions for the receivers used in smartphones and other applications, as well as the wireless transmitters used in charging pads and automotive in-car applications.

The following highlights the Company’s financial performance on both a GAAP and supplemental non-GAAP basis. The Company provides supplemental information regarding its operating performance on a non-GAAP basis that excludes certain gains, losses and charges, or events which occur relatively infrequently and which management considers to be outside our core operating results. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results is attached to this press release.

•	Revenue for the fiscal first quarter of 2019 was $228.5 million. This compared with $224.6 million reported last quarter, and $196.7 million reported in the same period one year ago.

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GAAP net income for the fiscal first quarter of 2019 was $30.7 million, or $0.23 per diluted share versus GAAP net income of $20.7 million or $0.15 per diluted share last quarter, and GAAP net income of $16.7 million or $0.12 per diluted share in the same period one year ago. Fiscal first quarter GAAP results include $10.6 million in acquisition-related and restructuring charges, $15.1 million in stock-based compensation, $4.0 million in non-cash interest expense, $2.0 million in investment impairment charge, $1.3 million in certain unrealized foreign exchange losses and $3.5 million in related tax effects.

•
Non-GAAP net income for the fiscal first quarter of 2019 was $60.1 million or $0.44 per diluted share, compared with non-GAAP net income of $63.4 million or $0.46 per diluted share last quarter, and non-GAAP net income of $45.3 million or $0.33 per diluted share reported in the same period one year ago.

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GAAP gross profit for the fiscal first quarter of 2019 was $136.6 million, or 59.8 percent, compared with GAAP gross profit of $127.1 million or 56.6 percent last quarter, and $110.0 million, or 55.9 percent, reported in the same period one year ago. Non-GAAP gross profit for the fiscal first quarter of 2019 was $144.8 million, or 63.4 percent, compared with non-GAAP gross profit of $140.5 million, or 62.6 percent last quarter, and $120.7 million, or 61.4 percent, reported in the same period one year ago.

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GAAP R&D expense for the fiscal first quarter of 2019 was $52.2 million, compared with GAAP R&D expense of $55.7 million last quarter, and $48.4 million reported in the same period one year ago. Non-GAAP R&D expense for the fiscal first quarter of 2019 was $44.7 million, compared with non-GAAP R&D expense of $42.2 million last quarter, and $40.3 million in the same period one year ago.

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GAAP SG&A expense for the fiscal first quarter of 2019 was $43.0 million, compared with GAAP SG&A expense of $41.5 million last quarter, and $41.9 million in the same period one year ago. Non-GAAP SG&A expense for the fiscal first quarter of 2019 was $32.5 million, compared with non-GAAP SG&A expense of $30.9 million last quarter, and $30.8 million in the same period one year ago.

Webcast and Conference Call Information
Investors may listen to the live call at 1:30 p.m. Pacific Time on July 30, 2018 by calling (866) 917-0554. The access code is 2768649. Investors may listen to a live or replay webcast of the Company’s quarterly financial conference call at http://ir.idt.com/. The live webcast will begin at 1:30 p.m. Pacific Time on July 30, 2018. The webcast replay will be available after 4:30 p.m. Pacific Time on July 30, 2018 for one week.
IDT’s next regularly scheduled Quiet Period will begin September 17, 2018, during which time IDT representatives will not comment on IDT’s business outlook, financial results or expectations. The Quiet Period will extend until the day when IDT’s second quarter fiscal 2019 earnings release is published.
About IDT
Integrated Device Technology, Inc. develops system-level solutions that optimize its customers’ applications. IDT’s market-leading products in RF, timing, wireless power transfer, serial switching, interfaces and sensing solutions are among the company’s broad array of complete mixed-signal solutions for the communications, computing, consumer, automotive and industrial segments. Headquartered in San Jose, Calif., IDT has design, manufacturing, sales facilities and distribution partners throughout the world. IDT stock is traded on the NASDAQ Global Select Stock Market® under the symbol “IDTI.” Additional information about IDT is accessible at www.IDT.com. Follow IDT on Facebook, LinkedIn, Twitter, YouTube and Google+.

Forward Looking Statements
Investors are cautioned that forward-looking statements in this release, including but not limited to statements regarding demand for Company products, anticipated trends in Company sales, expenses and profits, involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and introduction of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company’s Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company’s Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended April 1, 2018. All forward-looking statements are made as of the date of this release and the Company disclaims any duty to update such statements.

Non-GAAP Reporting
To supplement its consolidated financial results presented in accordance with GAAP, IDT uses non-GAAP financial measures, which are adjusted from the most directly comparable GAAP financial measures to exclude certain items, as described in detail below. Management believes that these non-GAAP financial measures reflect an additional and useful way of viewing aspects of the Company’s operations that, when viewed in conjunction with IDT’s GAAP results, provide a more comprehensive understanding of the various factors and trends affecting the Company’s business and operations. It should also be noted that IDT's non-GAAP information may be different from the non-GAAP information provided by other companies. Non-GAAP financial measures used by IDT include:
Cost of revenues;
    Gross profit;
Research and development expenses;
Selling, general and administrative expenses;
Interest and other income (expense);
Benefit from (provision for) income taxes;
Operating income
Net income (loss);
Diluted net income (loss) per share; and
Weighted average shares outstanding - diluted

The Company presents non-GAAP financial measures because the investor community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude acquisition-related expense, restructuring and divestiture related costs (gains), share-based compensation expense, and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business. These non-GAAP results are also consistent with the way management internally analyzes IDT's financial results.
There are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures. The non-GAAP financial measures supplement, and should be viewed in conjunction with, GAAP financial measures. Investors should review the reconciliations of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the accompanying press release.
As presented in the “Reconciliation of GAAP to Non-GAAP” tables in the accompanying press release, each of the non-GAAP financial measures excludes one or more of the following items:

Acquisition-related. Acquisition-related charges are not factored into management’s evaluation of potential acquisitions or IDT’s performance after completion of acquisitions, because they are not related to the Company’s core operating performance. Adjustments of these items provide investors with a basis to compare IDT’s performance to other companies without the variability caused by purchase accounting. Acquisition-related expenses primarily include:

•	Amortization of acquisition-related intangibles, which include acquired intangibles such as purchased technology, patents, customer relationships, trademarks, backlog and non-compete agreements.

•	Acquisition-related costs such as legal, accounting and other professional or consulting fees directly related to an acquisition.

•	Fair market value adjustment to acquired inventory sold.
Restructuring-related. Restructuring charges primarily relate to changes in IDT’s infrastructure in efforts to reduce costs and expenses (gains) associated with strategic divestitures and restructuring in force actions. Restructuring charges (gains) are excluded from non-GAAP financial measures because they are not considered core operating activities. Although IDT has engaged in various restructuring activities in the past, each has been a discrete event based on a unique set of business objectives. As such, management believes that it is appropriate to exclude restructuring charges (gains) from IDT’s non-GAAP financial measures as it enhances the ability of investors to compare the Company’s period-over-period operating results. Restructuring-related charges (gains) primarily include:

•	Severance costs directly related to a restructuring action.

•	Facility closure costs consist of ongoing costs associated with the exit of our leased and owned facilities.

•	Gain on divestiture consists of gains recognized upon the strategic sale of business units.

•	Assets impairments including accelerated depreciation and amortization of certain assets no longer in use or related to discontinued product lines.
Other adjustments. These items are excluded from non-GAAP financial measures because they are not related to the core operating activities and on-going future operating performance of IDT. Excluding this data allows investors to better compare IDT’s period-over-period performance without such expense, which IDT believes may be useful to the investor community.
Other adjustments primarily include:

•	Stock based compensation expense.

•	Compensation expense (benefit) - deferred compensation, consists of gains and losses on marketable equity securities related to our deferred compensation arrangements.

•	Non-cash interest expense, consists of amortization of issuance cost and accretion of discount related to the convertible notes.

•
Loss (gain) on deferred compensation plan securities represents the changes in the fair value of the assets in a separate trust that is invested in corporate owned life insurance under our deferred compensation plan.

•	Unrealized foreign currency gains and losses resulting from remeasurement of certain non-functional currency account balances.

•
Tax effects of non-GAAP adjustments: The non-GAAP tax calculation eliminates the effects of certain non-GAAP financial measures in order to provide investors with improved modeling accuracy and consistency across financial reporting periods. The Company forecasts its annual non-GAAP tax rate and makes adjustments for significant events including stock based compensation, acquisition and restructuring related items, and material tax law changes in the major tax jurisdictions in which the company operates.

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Diluted weighted average shares non-GAAP adjustment, for purposes of calculating non-GAAP diluted net income per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of stock compensation expense attributable to future services not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury method.
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IDT and the IDT logo are trademarks or registered trademarks of Integrated Device Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share data)
	Three Months Ended
	July 1, 2018	April 1, 2018	July 2, 2017
Revenues	$228,516	$224,578	$196,713
Cost of revenues	91,909	97,478	86,675
Gross profit	136,607	127,100	110,038
Operating expenses:
Research and development	52,234	55,694	48,449
Selling, general and administrative	42,995	41,532	41,942
Total operating expenses	95,229	97,226	90,391
Operating income	41,378	29,874	19,647
Other-than-temporary impairment loss on investment	(2,000)	—	—
Interest and other expense, net	(5,514)	(4,875)	(3,915)
Income before income taxes	33,864	24,999	15,732
Benefit from (provision for) income taxes	(3,144)	(4,288)	982
Net income	$30,720	$20,711	$16,714
Basic net income per share	$0.24	$0.16	$0.13
Diluted net income per share	$0.23	$0.15	$0.12
Weighted average shares:
Basic	129,560	131,341	133,302
Diluted	132,806	135,016	136,642

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (a)
(Unaudited)
(In thousands, except per share data)
	Three Months Ended
	July 1, 2018	April 1, 2018	July 2, 2017
GAAP net income	$30,720	$20,711	$16,714
GAAP diluted net income per share	$0.23	$0.15	$0.12
Acquisition-related:
Amortization of acquisition-related intangibles	9,334	9,326	8,876
Acquisition-related costs	—	—	2,225
Amortization of fair market value adjustment to inventory	790	753	4,081
Restructuring-related:
Severance costs	367	4,953	653
Facility closure costs	121	299	—
Assets impairment and other	—	9,862	1,965
Other:
Stock-based compensation expense	15,063	12,436	11,820
Non-cash interest expense	3,955	3,792	3,892
Asset impairment and other	—	(184)	—
Other-than-temporary impairment loss on investment	2,000	—	—
Certain unrealized foreign exchange loss (gain)	1,311	(794)	(1,675)
Compensation expense (benefit) - deferred compensation plan	576	(128)	412
Loss (gain) on deferred compensation plan securities	(564)	158	(360)
Non-GAAP tax adjustments	(3,538)	2,183	(3,341)
Non-GAAP net income	$60,135	$63,367	$45,262
GAAP weighted average shares - diluted	132,806	135,016	136,642
Non-GAAP adjustment	2,378	1,773	2,319
Non-GAAP weighted average shares - diluted	135,184	136,789	138,961
Non-GAAP diluted net income per share	$0.44	$0.46	$0.33

GAAP gross profit	$136,607	$127,100	$110,038
Acquisition-related:
Amortization of acquisition-related intangibles	6,243	6,264	5,682
Amortization of fair market value adjustment to inventory	790	753	4,081
Restructuring-related:
Severance costs	—	164	196
Assets impairment and other	—	5,460	—
Other:
Compensation expense (benefit) - deferred compensation plan	135	(29)	97
Stock-based compensation expense	1,028	830	632
Non-GAAP gross profit	$144,803	$140,542	$120,726

GAAP R&D expenses:	$52,234	$55,694	$48,449
Restructuring-related:
Severance costs	(110)	(3,733)	(45)
Assets impairment and other	—	(4,402)	(1,965)

Other:
Compensation benefit (expense) - deferred compensation plan	(294)	66	(210)
Stock-based compensation expense	(7,136)	(5,390)	(5,963)
Non-GAAP R&D expenses	$44,694	$42,235	$40,266

GAAP SG&A expenses:	$42,995	$41,532	$41,942
Acquisition-related:
Amortization of acquisition-related intangibles	(3,091)	(3,062)	(3,194)
Acquisition-related costs	—	—	(2,225)
Restructuring-related:
Severance costs	(257)	(1,056)	(412)
Facility closure costs	(121)	(299)	—
Other:
Compensation benefit (expense) - deferred compensation plan	(147)	33	(105)
Stock-based compensation expense	(6,899)	(6,216)	(5,225)
Non-GAAP SG&A expenses	$32,480	$30,932	$30,781

GAAP interest and other expense, net	$(5,514)	$(4,875)	$(3,915)
Non-cash interest expense	3,955	3,792	3,892
Assets impairment and other	—	(184)	—
Loss (gain) on deferred compensation plan securities	(564)	158	(360)
Certain unrealized foreign exchange loss (gain)	1,311	(794)	(1,675)
Non-GAAP interest and other expense, net	$(812)	$(1,903)	$(2,058)

GAAP benefit from (provision for) income taxes	$(3,144)	$(4,288)	$982
Non-GAAP tax adjustments	3,538	(2,183)	3,341
Non-GAAP provision for income taxes	$(6,682)	$(2,105)	$(2,359)
(a) Refer to the accompanying “Notes to Non-GAAP Financial Measures” for a detailed discussion of Management’s use of non-GAAP financial measures.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	July 1,	April 1,
(In thousands)	2018	2018
ASSETS
Current assets:
Cash and cash equivalents	$148,071	$136,873
Short-term investments	198,188	222,026
Accounts receivable, net	122,977	108,779
Inventories	66,177	68,702
Prepayments and other current assets	12,193	12,734
Total current assets	547,606	549,114
Property, plant and equipment, net	86,935	86,845
Goodwill	420,117	420,117
Intangible assets, net	170,899	180,781
Deferred tax assets	9,355	11,764
Other assets	48,809	61,910
TOTAL ASSETS	$1,283,721	$1,310,531

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$33,579	$41,070
Accrued compensation and related expenses	28,679	44,002
Current portion of bank loan	1,980	2,000
Other accrued liabilities	32,493	26,524
Total current liabilities	96,731	113,596
Deferred tax liabilities	11,516	10,221
Long-term income tax payable	23,573	25,034
Convertible notes	303,166	299,551
Long-term bank loan, net	190,803	191,073
Other long-term liabilities	27,369	25,684
Total liabilities	653,158	665,159
Stockholders' equity	630,563	645,372
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,283,721	$1,310,531